Exhibit 10.25

Confidential portions of this document have been omitted and filed separately with the Commission.

Featherlite Mfg., Inc.
Hwy 63 & 9
Cresco, IA 52136


September 13, 1996

Samuel-Whittar Inc.
20091 Shorwood Avenue
Detroit, Michigan 48234

Dear Norb:

This letter will confirm our telephone conversation regarding Featherlite Mfg., Inc.'s purchase of aluminum shape products from Samuel-Whittar during the year 1997.

          1. Featherlite's delivered price for 3105-H14 alloy aluminum is as follows:

               A. ********** pounds at $********** per pound for the first quarters of 1997.

               B ********** pounds at $********** per pounds for the fourth quarter of 1997.

          2.   Featherlite will place orders in truck load quantities (40,000+).

          3. Samuel-Whittar will keep in stock one month of cut sheet pieces, which will be determined by Larry Balser and Craig Lepa and one month of coil in stock with one month of coil on order at the mill through out this contract.

          4. Featherlite agrees to take any item Featherlite orders through out the contract, even if the item becomes obsolete.

          5. Monthly orders will be an average only of ********** pounds. This number may go up and down as the year progresses.

          6. The first three quarters of 1997 will be plus or minus 10% of the total pounds ordered. Therefore, Featherlite can order between ********** and ********** pounds for the first three quarters (plus or minus 10% of the total).

          7.   Credit terms are 45 days.

          8.   2500 pound maximum skid weight.

          9. No splices or skid stringers and stringers to be a minimum of 3 1/2" tall.

          10. Certifications are required on all products purchased from Samuel-Whittar.

          11.  Billing weight is to be calculated off .099 theoretical weight.

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I believe this to be a complete  understanding  as we agreed to on the telephone last week. If you have any questions regarding this matter please feel free to call me at 319-547-6000.


Sincerely,




/s/ Tracy Clement
Tracy Clement
Executive Vice President

Agreed to this ____ day of September, 1996.


Samuel-Whittar, Inc.


/s/ Norb Niemier                 10/1/96
Norb Niemier
Vice President of Sales

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